                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          The First Australia Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          The First Australia Fund, Inc.
--------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

           [LOGO]
                                                      One Seaport Plaza
                                                      New York, New York 10292
                                                      (212) 214-1665

                                                                January 18, 1996

Dear Shareholder:

    The Annual Meeting of Shareholders is to be held at 2:00 p.m. on Thursday, March 14, 1996, at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

    At the Annual Meeting, the shareholders will elect the Fund's Class II Directors and will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

SIR RODEN CUTLER                                              BRIAN M. SHERMAN
CHAIRMAN                                                      PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                 (This page has been left blank intentionally.)

                         THE FIRST AUSTRALIA FUND, INC.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 1996

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 14, 1996, at 2:00 p.m. for the following purposes:

       (1) To elect five Directors to serve as Class II Directors for a three-year term;

       (2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1996;
    and

       (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

New York, New York
January 18, 1996

    IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                 (This page has been left blank intentionally.)

                                PROXY STATEMENT

                         THE FIRST AUSTRALIA FUND, INC.

                               ONE SEAPORT PLAZA

                            NEW YORK, NEW YORK 10292
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 14, 1996

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 14, 1996, at 2:00 p.m. The approximate mailing date for this Proxy Statement is January 18, 1996.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted in FAVOR of Proposals 1 and 2. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, One Seaport Plaza, New York, New York 10292).

    The Board of Directors has fixed the close of business on January 2, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1996, the Fund had 16,743,156 shares of common stock outstanding, par value $.01 per share. To the knowledge of management of the Fund, no persons or group beneficially own more than five percent of the outstanding shares of common stock of the Fund.

    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1995 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292,
Telephone: 1-800-451-6788.

                   PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

    The Fund's By-laws provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Harry A. Jacobs, Jr., Rt. Hon. Malcolm Fraser, Howard A. Knight, Brian M. Sherman and Richard H. McCoy, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 1999 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of persons listed below under Class II. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each of the nominees for election as a Director of the Fund and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
                                 CLASS I (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1998)
Anthony E. Aaronson (++)             Director, The First Australia Prime Income Fund, Inc. (since  59      1985         --
116 South Anita Avenue               1986); Tony Aaronson (textile agency) (since 1993); Vice
Los Angeles, CA 90049                President, Fortune Fashions (1992-1993); President, Fashion
                                     Fabric Division, Forrest Fabrics (textiles) (August
                                     1991-1992); Director, PKE Incorporated (consulting company)
                                     (1988-1990); Director, Textile Association of Los Angeles
                                     (1990-1993); Director, O.T.C. Sales, Emday Fabrics Co.
                                     (textiles) (1986-1991); Executive Vice-President and
                                     Secretary-Treasurer, J&J Textiles Inc. (1982-1986).

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
Roger C. Maddock*                    Director, The First Australia Prime Income Fund, Inc. and     45      1992         --
Union House, Union Street            The First Commonwealth Fund, Inc. (since 1992); Chairman and
St. Helier, Jersey                   Managing Director, EquitiLink International Management
Channel Islands                      Limited (since 1985); Partner, Jackson Fox, Chartered
United Kingdom                       Accountants (since 1981); Director, Worthy Trust Company
                                     Limited (since 1981); Director, Professional Consultancy
                                     Services Limited (since 1983); Director, Hollywell Spring
                                     Limited (since 1987); Director, The EquitiLink Private Gold
                                     Investment Fund Limited (since 1992); Director,
                                     CentraLink-EquitiLink Investment Company Limited (since
                                     1994).
John A. Calvert-Jones                Director, The First Australia Prime Income Fund, Inc. (since  59      1985         --
Level 31                             1986); Chairman of the Board (1984-1994) and Chief Executive
101 Collins Street                   Officer (1984-1991), Prudential Securities (Australia)
Melbourne, Victoria 3000             Limited; Partner, Cortis & Carr (stockbrokers) (1970-1984);
Australia                            Director, Slough Estates Australia Pty. Limited (property),
                                     Sedgwick Pty. Limited (insurance) and Crown Limited.

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
John T. Sheehy (++)                  Director, The First Australia Prime Income Fund, Inc. (since  53      1985         --
6920 Koll Center Parkway             1986), First Australia Prime Income Investment Company
Suite 225                            Limited (since 1986) and The First Commonwealth Fund, Inc.
Pleasanton, CA 94566                 (since 1992); Director, Greater Pacific Food Holdings, Inc.
                                     (food industry investment company) (since 1993); Partner,
                                     Sphere Capital Partners (corporate consulting) (since 1987);
                                     Director, Sphere Capital Advisors (investment adviser);
                                     Director, Sandy Corporation (corporate consulting,
                                     communication and training) (since 1986); Associate
                                     Director, Bear, Stearns & Co. Inc. (1985-1987); previously,
                                     Limited Partner, Bear, Stearns & Co. Inc.

                                   CLASS II (CURRENT DIRECTORS AND NOMINEES FOR A TERM EXPIRING
                                             AT THE ANNUAL MEETING TO BE HELD IN 1999)
Harry A. Jacobs, Jr.*                Director, The First Australia Prime Income Fund, Inc. (since  74      1985          3,896
One New York Plaza                   1986); Chairman and Chief Executive Officer, Prudential
New York, NY 10292                   Mutual Fund Management, Inc. (June - September 1993); Senior
                                     Director, Prudential Securities Incorporated (since 1986);
                                     previously, Chairman of the Board, Prudential Securities
                                     Incorporated (1982-1985); Chairman of the Board and Chief
                                     Executive Officer, Bache Group, Inc. (1977-1982); Director,
                                     Center for National Policy; Director of 26 investment
                                     companies affiliated with Prudential Securities
                                     Incorporated.

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
Rt. Hon. Malcolm Fraser,             Director, The First Australia Prime Income Fund, Inc. (since  65      1985         --
  A.C., C.H. (+)                     1986), First Australia Prime Income Investment Company
55 Collins Street                    Limited (since 1986) and The First Commonwealth Fund, Inc.
Melbourne, Victoria 3000             (since 1992); Partner, Nareen Pastoral Company
Australia                            (agriculture); Fellow, Center for International Affairs,
                                     Harvard University; International Council of Associates,
                                     Claremont University; Chairman, CARE Australia (since 1987);
                                     President, CARE International (1990-1995); Member, Byrnes
                                     International Advisory Board, University of South Carolina
                                     (1985-1990); ANZ International Board of Advice (1987-1993);
                                     InterAction Council for Former Heads of Government; Co-
                                     Chairman, Commonwealth Eminent Persons Group on Southern
                                     Africa (1985-1986); Chairman, United Nations Committee on
                                     African Commodity Problems (1989-1990); Consultant, The
                                     Prudential Insurance Company of America; International
                                     Consultant on Political, Economic and Strategic Affairs
                                     (since March 1983); Parliamentarian-Prime Minister of
                                     Australia (1975-1983).

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
Howard A. Knight                     Director, The First Australia Prime Income Fund, Inc.;        53      1993         --
300 Park Avenue                      Private Investor and Consultant; President of Investment
New York, NY 10022                   Banking, Equity Transactions and Corporate Strategy,
                                     Prudential Securities Incorporated (1991-June 1994);
                                     formerly Chairman and Chief Executive Officer, Avalon
                                     Corporation (1984-1990); Managing Director, President and
                                     Chief Executive Officer, Weeks Petroleum Limited
                                     (1982-1984); General Counsel, member of the Executive
                                     Committee and Director, Farrell Lines Incorporated
                                     (1976-1982); Partner, Cummings & Lockwood (1963-1976);
                                     Director, Scandinavian Broadcasting System, S.A.

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
Brian M. Sherman*                    President of the Fund; President and Director, The First      52      1985         --
Level 3                              Australia Prime Income Fund, Inc. (since 1986); Joint
190 George Street                    Managing Director (since 1986) and Chairman (since 1995),
Sydney, N.S.W. 2000                  First Australia Prime Income Investment Company Limited;
Australia                            Director and Sole Vice President (since 1992) and Chairman
                                     (since 1995), The First Commonwealth Fund, Inc.; Chairman
                                     and Joint Managing Director, EquitiLink Limited (since
                                     1986); Chairman and Joint Managing Director, EquitiLink
                                     Australia Limited (since 1981); Director, EquitiLink
                                     International Management Limited (since 1985); Joint
                                     Managing Director, MaxiLink Limited (since 1987); Executive
                                     Director, MaxiLink Securities Limited (since 1987);
                                     Director, First Resources Development Fund Limited (since
                                     1994); Director Ten Group Limited (since 1994); Director,
                                     Telecasters North Queensland Limited (since 1993); Fund and
                                     Portfolio Manager, Westpac Banking Corporation (1976-1981);
                                     Manager -- Investments, Outwich Limited (an affiliate of
                                     Baring Brothers & Co. Ltd) (merchant bank) (1972-1976);
                                     Director, Scandinavian Broadcasting System, S.A.
Richard H. McCoy (++)(*)             Deputy Chairman, CIBC Wood Gundy Securities Inc. (investment  53      1993         --
B.C.E. Place                         dealer).
P.O. Box 500
Toronto, Ontario M5J 2S8
Canada

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
                                CLASS III (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1997)
Sir Roden Cutler, V.C.,              Director, The First Australia Prime Income Fund, Inc. (since  79      1985         --
  A.K., K.C.M.G., K.C.V.O.,          1986), First Australia Prime Income Investment Company
  C.B.E., K.St.J. (+)                Limited (since 1986) and The First Commonwealth Fund, Inc.
22 Ginahgulla Road                   (since 1992); Australia Director, Rothmans Holding Ltd.
Bellevue Hill, N.S.W. 2023           (formerly Rothmans Pall Mall) (tobacco) (1981-1994);
Australia                            Chairman, State Bank of New South Wales (1981-1986);
                                     Governor of New South Wales, Australia (1966-1981).
David Lindsay Elsum (+)              Director, The First Australia Prime Income Fund, Inc. (since  58      1985         --
9 May Grove                          1986), First Australia Prime Income Investment Company
South Yarra, Victoria 3141           Limited (since 1986) and The First Commonwealth Fund, Inc.
Australia                            (since 1992); Director, MaxiLink Ltd.; President, State
                                     Superannuation Fund of Victoria (1986-1993); Managing
                                     Director, The MLC Limited (insurance) (1984-1985); Managing
                                     Director, Renison Goldfields Consolidated Limited (mining)
                                     (1983-1984); Member, Administrative Appeals Tribunal;
                                     Member, Corporations and Securities Panel of the Australian
                                     Securities Commission of Australian States and Territories;
                                     Chairman, Queen Victoria Market; Director, First Resources
                                     Development Fund and Statewide Friendly Society.

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
Laurence S. Freedman*                Sole Vice President (since 1985) and Chairman (since 1995)    52      1985         --
Level 3                              of the Fund; Sole Vice President and Director (since 1986)
190 George Street                    and Chairman (since 1995), The First Australia Prime Income
Sydney, N.S.W. 2000                  Fund, Inc.; Joint Managing Director, First Australia Prime
Australia                            Income Investment Company Limited (since 1986); President
                                     and Director, The First Commonwealth Fund, Inc. (since
                                     1992); Founder and Joint Managing Director, EquitiLink
                                     Limited (since 1986); Joint Managing Director, EquitiLink
                                     Australia Limited (since 1981); Director, EquitiLink
                                     International Management Limited (since 1985); Chairman and
                                     Joint Managing Director, MaxiLink Limited (since 1987);
                                     Executive Director, MaxiLink Securities Limited (since
                                     1987); Chairman and Director, First Resources Development
                                     Fund Limited (since 1994); Director, Ten Group Limited
                                     (since 1994); Director, Telecasters North Queensland Limited
                                     (since 1993); Managing Director, Link Enterprises
                                     (International) Pty. Limited (an investment management
                                     company) (since 1980); Manager of Investments, Bankers Trust
                                     Australia Limited (1978-1980); Investment Manager,
                                     Consolidated Goldfields (Australia) Limited (natural
                                     resources investments) (1975-1978).

                                                                                                                        SHARES
                                                                                                                     BENEFICIALLY
                                                                                                                      OWNED AND %
                                                    PRESENT OFFICE WITH THE FUND,                                      OF TOTAL
         NAME AND ADDRESS                              PRINCIPAL OCCUPATION OR                           DIRECTOR     OUTSTANDING
    OF EACH DIRECTOR OR NOMINEE                      EMPLOYMENT AND DIRECTORSHIPS                  AGE    SINCE     ON 10/31/95 (1)
-----------------------------------  ------------------------------------------------------------  ---   --------   ---------------
Michael R. Horsburgh                 Director, The First Australia Prime Income Fund, Inc. (since  50      1985         --
675 Third Avenue                     1986); Director, The First Commonwealth Fund, Inc.; Director
22nd Floor                           and Chief Executive Officer, Horsburgh Carlson Investment
New York, NY 10017                   Management, Inc. (since 1991); Director, The First Hungary
                                     Fund; Managing Director, Barclays de Zoete Wedd Investment
                                     Management (U.S.A.) (1990-1991); Special Associate Director,
                                     Bear, Stearns & Co. Inc., (1989-1990); Senior Managing
                                     Director, Bear, Stearns & Co. Inc. (1985-1989); General
                                     Partner, Bear, Stearns & Co. Inc. (1981-1985); previously,
                                     Limited Partner, Bear, Stearns & Co. Inc.
William J. Potter+                   Director, The First Australia Prime Income Fund, Inc. (since  47      1985          1,000
156 W. 56th Street                   1986), First Australia Prime Income Investment Company
17th Floor                           Limited (since 1986) and The First Commonwealth Fund, Inc.
New York, NY 10019                   (since 1992); Partner, Sphere Capital Partners (corporate
                                     consulting) (since 1989); President, Ridgewood Partners,
                                     Ltd. (investment banking) (since 1989); Managing Director,
                                     Prudential-Bache Securities Inc. (1984-1989); Director,
                                     National Foreign Trade Association; Director, Alexandria
                                     Bancorp Limited; Director, Battery Technologies, Inc.;
                                     Director, Compuflex Inc.; Director, Impulsora del Fondo
                                     Mexico; Director, Canadian Health Foundation; First Vice
                                     President, Barclays Bank, plc (1982-1984); previously,
                                     various positions with Toronto Dominion Bank.

------------------------
 * Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both. Mr. McCoy may be deemed to be an interested person because of his affiliation with CIBC Wood Gundy Securities Inc.

 + Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review Committee.

 ++  Messrs. Aaronson, McCoy and Sheehy are members of the Audit Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power and in the aggregate represent less than 1/4 of 1% of the total shares outstanding as of October 31, 1995.

    COMMITTEES AND BOARD OF DIRECTOR MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement, the Consultant Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

    During the Fund's fiscal year ended October 31, 1995, the Board of Directors held four meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the meetings of the Board of Directors and all meetings of the Committees of the Board on which he served.

    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, and, with the exception of Messrs. Manor, Sechos, Stark and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1985, are as follows: Brian
M.  Sherman, President; Laurence  S. Freedman, Vice  President; David Manor (age
55), Treasurer; Ouma Sananikome-Fletcher (age 37), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 34), Assistant
Treasurer; Eugene S. Stark (age 38), Chief Financial Officer & Assistant Treasurer; Kenneth T. Kozlowski (age 34), Assistant Treasurer; Roy M. Randall (age 59), Secretary; Allan S. Mostoff (age 63), Assistant Secretary; and Margaret A. Bancroft (age 57), Assistant Secretary.

    The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class II Directors"; David Manor, Executive Director, EquitiLink Limited, Executive Director, EquitiLink Australia Limited, Director, EquitiLink International Management Limited, Director, EquitiLink U.S.A., Inc. and Director, President and Chairman of the Board of First Australia Mutual Funds, Inc. (1989-1991); Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994);

Barry G. Sechos, General Counsel to the EquitiLink Group (since 1993), Director, EquitiLink Australia Limited (since 1994) and Soliciter, Allen, Allen, & Hemsley (1986-1993); Eugene S. Stark, First Vice President (since January 1990), Prudential Mutual Fund Management, Inc.; Kenneth T. Kozlowski, Vice President, Prudential Mutual Fund Management, Inc. (since 1992) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Freehill, Hollingdale & Page (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated February 1, 1990.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

    Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Messrs. Freedman and Sherman also serve as, respectively, joint managing director, and joint managing director and chairman, of the Investment Adviser, and are the principal shareholders of EquitiLink Limited. Mr. Maddock is also a shareholder of EquitiLink Limited.

    In a transaction effected on March 10, 1995, Transek Trust sold 13,689,944 shares of EquitiLink Limited to Transek Pty Limited, a wholly-owned subsidiary of the Investment Manager, at a price of $0.69 per share, as determined by an independent valuation, which price was paid in three installments. Messrs. Freedman and Sherman are the principal beneficiaries of Transek Trust, and as mentioned above, are also the principal shareholders of the Investment Manager, the parent of Transek Pty Limited.

    During the fiscal year ended October 31, 1995, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1995. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/95

                                                                                                            TOTAL
                                                                     PENSION OR                         COMPENSATION
                                                   AGGREGATE         RETIREMENT          ESTIMATED     FROM REGISTRANT
                                                  COMPENSATION    BENEFITS ACCRUED        ANNUAL          AND FUND
                                                      FROM           AS PART OF        BENEFITS UPON    COMPLEX PAID
NAME OF PERSON, POSITION                           REGISTRANT       FUND EXPENSES       RETIREMENT      TO DIRECTORS
-----------------------------------------------  --------------  -------------------  ---------------  ---------------
Anthony E. Aaronson............................   $      7,500              N/A                N/A     $     21,250(2)
John A. Calvert-Jones..........................          7,500              N/A                N/A           21,250(2)
Sir Roden Cutler...............................          7,500              N/A                N/A           29,250(3)
David Lindsay Elsum............................          7,500              N/A                N/A           29,250(3)
Rt. Hon. Malcolm Fraser........................          7,500              N/A                N/A           29,250(3)
Laurence S. Freedman...........................              0              N/A                N/A                0(3)
Michael R. Horsburgh...........................          7,500              N/A                N/A           29,250(3)
Harry A. Jacobs, Jr............................              0              N/A                N/A                0(2)
Howard A. Knight...............................          7,500              N/A                N/A           21,250(2)
Richard H. McCoy...............................          5,625              N/A                N/A            5,625(1)
Roger C. Maddock...............................              0              N/A                N/A                0(3)
William J. Potter..............................          7,500              N/A                N/A           29,250(3)
John T. Sheehy.................................          7,500              N/A                N/A           29,250(3)
Brian M. Sherman...............................              0              N/A                N/A                0(3)

    The Board of Directors recommends that holders of Common Stock vote FOR the election of the five nominees to the Fund's Board of Directors.

            PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1996. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

    Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1996.

                                 OTHER MATTERS

    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $3,500 by the Fund and the Fund will reimburse SCC for its related expenses.

    VOTE REQUIRED. The presence in person or by the proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Approval of the election of Class II of the Board of Directors (Proposal 1) and ratification of the selection of the independent public accountants (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares present or represented by proxy at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1997 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 20, 1996.

                                          By Order of the Board of Directors,

                                          Roy M. Randall, SECRETARY

One Seaport Plaza
New York, NY 10292
January 18, 1996

COMMON STOCK


PROXY                   THE FIRST COMMONWEALTH FUND, INC.                  PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 14, 1996


    The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 14, 1996, at 1:00 p.m., New York City time, and any adjournment thereof.

    Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3) and (4).


1. The election of five directors to serve as Class I Directors for a three-year term:

     FOR all nominees listed below          WITHHOLD AUTHORITY
     (EXCEPT AS MARKED TO THE CONTRARY      TO VOTE FOR ALL NOMINEES LISTED
     BELOW) / /                             BELOW / /

     NOMINEES:    David  Lindsay  Elsum,  Laurence  S.  Freedman,  Michael   R.
                Horsburgh, David Manor and E. Duff Scott.

     (INSTRUCTION:   TO WITHHOLD AUTHORITY TO  VOTE FOR ANY INDIVIDUAL NOMINEE,
                    WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

     --------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. Approval of the proposed amendment to the Fund's charter documents to decrease the liquidation value of the Fund's shares of preferred stock, Series W-7, in order to effect a stock split.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

                                             Please sign exactly as your name or
                                             names appear  hereon. When  signing
                                             as attorney, executor,
                                             administrator, trustee or guardian,
                                             please  give  your  full  title  or
                                             status.

                                             -----------------------------------
                                             (Signature of Shareholder)

                                             -----------------------------------
                                             (Signature of Joint Tenant, if any)
                                             Date ________________________, 1996

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED